UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2025

scPharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38293	46-5184075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Mall Road, Suite 203

Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(617) 517-0730

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by scPharmaceuticals Inc., a Delaware corporation (the “Company”), on August 25, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 24, 2025, with MannKind Corporation, a Delaware corporation (“Parent”) and Seacoast Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Purchaser”). Pursuant to the Merger Agreement, on September 8, 2025, Parent, through Purchaser, commenced a tender offer to purchase all the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at a price per Share of (i) $5.35 in cash (the “Cash Amount”), without interest, subject to any applicable withholding taxes and (ii) one non-tradable contingent value right (each, a “CVR”) per Share, which represents the right to receive certain contingent payments of up to an aggregate amount of $1.00 per CVR in cash, without interest, subject to any applicable withholding taxes, upon the achievement of certain regulatory and net sales milestones on or prior to the applicable milestone outside dates in accordance with the terms and conditions set forth in the Contingent Value Rights Agreement (the “CVR Agreement”), entered into with Broadridge Corporate Issuer Solutions, LLC, a Pennsylvania limited liability company (the “Rights Agent”) (the Cash Amount plus the CVR, collectively, the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 8, 2025 (together with any amendments or supplements thereto, the “Offer to Purchase”), in the related Letter of Transmittal (together with any amendments or supplements thereto, the “Letter of Transmittal”) and the related Notice of Guaranteed Delivery (together with any amendments or supplements thereto, the “Notice of Guaranteed Delivery” and, the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery, collectively, the “Offer”). The Offer to Purchase, the Letter of Transmittal and Notice of Guaranteed Delivery were filed as Exhibits (a)(1)(i), (a)(1)(ii) and (a)(1)(iii), respectively, to the Tender Offer Statement on Schedule TO originally filed with the SEC by Purchaser and Parent on September 8, 2025.

Item 1.02	Termination of a Material Definitive Agreement

The information contained in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

At the effective time of the Merger (as defined below) (the “Effective Time”), scPharmaceuticals Inc. (the “Company”) terminated the Credit Agreement and Guaranty, dated as of August 9, 2024 (as amended, restated, supplemented or otherwise modified prior to the Effective Time, the “Existing Credit Agreement”), by and among the Company, the subsidiary guarantors from time to time party thereto, the lenders party thereto and Perceptive Credit Holdings IV, LP, as administrative agents for the lenders. The termination of the Existing Credit Agreement was effectuated following the full repayment of all outstanding obligations under the Existing Credit Agreement, in connection with the Merger.

At the Effective Time, the Company terminated the Revenue Participation Right Purchase and Sale Agreement, dated as of August 9, 2024 (as amended, restated, supplemented or otherwise modified prior to the Effective Time, the “Existing RIF Agreement”), by and among the Company and Perceptive Credit Holdings IV, LP, as buyer. The termination of the Existing RIF Agreement was effectuated following repurchase in full of the Revenue Participation Right (as defined in the Existing RIF Agreement) and repayment of all outstanding obligations under the Existing RIF Agreement, in connection with the Merger.

Employee Stock Purchase Plan

In accordance with the terms of the Merger Agreement, effective immediately prior to the Effective Time, the Company terminated its 2017 Employee Stock Purchase Plan (the “ESPP”). The Company previously filed the ESPP as Exhibit 10.4 to its Registration Statement on Form S-1, as amended (File No. 333-221077), originally filed with the SEC on October 23, 2017, and declared effective on November 16, 2017.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note and Items 1.02, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The Offer and related withdrawal rights expired as scheduled at one minute after 11:59 p.m., Eastern time, on October 6, 2025 (such date and time, the “Expiration Date”). Purchaser was advised by Broadridge Corporate Issuer Solutions, LLC, the depositary for the Offer, that, as of the Expiration Date, a total of 39,933,692 Shares (excluding any Shares tendered pursuant to guaranteed delivery procedures that have not yet been “received,” as such term is defined by Section 251(h) of the DGCL) had been validly tendered (and not validly withdrawn) pursuant to the Offer, representing approximately 73.47% of the issued and outstanding Shares as of the Expiration Date. In addition, Notices of Guaranteed Delivery had been delivered for 5,930,025 Shares, representing approximately 10.91% of the issued and outstanding Shares as of the Expiration Date. As of the Expiration Date, the number of Shares validly tendered and not validly withdrawn pursuant to the Offer satisfied the Minimum Condition (as defined in the Merger Agreement), and all other conditions to the Offer were satisfied. Promptly after the Expiration Date, Purchaser irrevocably accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer and payment of the Offer Price for such Shares will be made promptly in accordance with the terms of the Offer and the Merger Agreement. Parent completed the acquisition of the Company on October 7, 2025 (the “Closing Date”), by causing Purchaser to merge with and into the Company (the “Merger”) pursuant to the Merger Agreement without any action by the Company stockholders in accordance with Section 251(h) of the DGCL. At the Effective Time, Purchaser was merged with and into the Company, the separate existence of Purchaser ceased and the Company continued as a direct wholly owned subsidiary of Parent (the “Surviving Corporation”).

At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time (other than Shares owned by the Company, Parent or Purchaser or by any of their respective subsidiaries (or held in the Company’s treasury), which were cancelled and ceased to exist, and no consideration was delivered in exchange therefor) was cancelled and ceased to exist, and (other than any Shares held by holders who were entitled to appraisal rights under Section 262 of the DGCL and who properly exercised and perfected such holder’s respective demands for appraisal and, as of the Effective Time, had not effectively withdrawn or lost such holder’s rights to such appraisal and payment under the DGCL), and was converted into the right to receive the Offer Price (the “Merger Consideration”), without interest, subject to any applicable withholding taxes.

In addition, pursuant to the terms of the Merger Agreement, effective as of immediately prior to the Effective Time, by virtue of the Merger, without any action on the part of the Company, Parent or the holder thereof: (i) each option to purchase Shares (each, a “Company Option”) that was outstanding and unexercised immediately prior to the Effective Time and that did not have an exercise price per Share that is equal to or greater than the Cash Amount, whether or not then vested or exercisable, was canceled and converted into the right to receive (x) an amount in cash, without interest and subject to any applicable withholding taxes, equal to the product obtained by multiplying (A) the total number of Shares subject to such Company Option immediately prior to such cancellation by (B) the excess, if any, of (1) the Cash Amount over (2) the exercise price payable per Share underlying such Company Option and (y) one CVR in respect of each Share subject to such Company Option, and (ii) each restricted stock unit award with respect to Shares (each, a “Company RSU Award”) that was outstanding immediately prior to the Effective Time, whether or not then vested, fully vested and was canceled and converted into the right to receive (x) an amount in cash, without interest and subject to any applicable withholding taxes, equal to the product obtained by multiplying (A) the number of Shares subject to such Company RSU Award immediately prior to such cancellation, by (B) the Cash Amount and (y) one CVR in respect of each Share subject to such Company RSU Award. All amounts payable to current or former Company employees with respect to Company Options and Company RSU Awards will be paid as soon as reasonably practicable after the Effective Time (but no later than fifteen (15) days after the Effective Time) and will be subject to deduction for any required tax withholding.

All warrants to purchase Shares (“Company Warrants”) were exercised prior to the Effective Time, and the Shares underlying such exercised Company Warrants were treated in the same manner as each Share outstanding immediately prior to the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on August 25, 2025, which is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On October 7, 2025, in connection with the consummation of the Offer and the Merger, the Company notified The Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a notification of removal from listing and/or registration on Form 25 to effect the delisting of all Shares from Nasdaq and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Nasdaq is expected to file the Form 25 with the SEC on October 7, 2025, and trading of Shares was halted prior to the open of trading on October 7, 2025. The Company intends to file a certification and notice of termination of registration on Form 15 with the SEC requesting the termination of registration of the Shares under the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

The information set forth under Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent. Parent obtained the funds necessary to fund the acquisition through available cash on hand and debt financing.

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

On October 7, 2025, in connection with the consummation of the Merger, each of John H. Tucker, William T. Abraham, MD, Mette Kirstine Agger, Minnie V. Baylor-Henry, Sara Bonstein, Frederick Hudson, Jack A. Khattar, Leonard D. Schaeffer and Klaus Veitinger, MD, PhD resigned as members of the Board of Directors of the Company (the “Board”) and from all committees of the Board on which such directors served, effective as of the Effective Time. The resignations of such directors from the Board were not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On October 7, 2025, in connection with the consummation of the Merger, Michael E. Castagna, David Thomson and Chris Prentiss became the directors of the Surviving Corporation in lieu of the Company’s existing directors. Information about Michael E. Castagna, David Thomson and Chris Prentiss is contained in the Offer to Purchase, filed by Purchaser and Parent as Exhibit (a)(1)(i) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on September 8, 2025, which information is incorporated herein by reference.

Effective as of the Effective Time, each executive officer of the Company immediately prior to the Effective Time ceased to be an officer of the Surviving Company, and (i) Michael E. Castagna was appointed President and Chief Executive Officer of the Surviving Corporation, (ii) Chris Prentiss was appointed Chief Financial Officer of the Surviving Corporation and (iii) David Thomson was appointed Secretary of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Pursuant to the terms of the Merger Agreement, on October 7, 2025, the Company’s second amended and restated certificate of incorporation and amended and restated bylaws were each amended and restated in their entirety and, as so amended and restated, became the certificate of incorporation and bylaws of the Surviving Corporation. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 24, 2025, by and among scPharmaceuticals Inc., Seacoast Merger Sub, Inc. and MannKind Corporation (incorporated by reference to Exhibit 2.1 on the Current Report on Form 8-K, filed on August 25, 2025).*

3.1	Third Amended and Restated Certificate of Incorporation of scPharmaceuticals Inc. (filed herewith).

3.2	Second Amended and Restated Bylaws of scPharmaceuticals Inc. (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any annexes or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2025

scPharmaceuticals Inc.

By:	/s/ David Thomson
Name: David Thomson
Title: Secretary